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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Employee Stock Options for Salary Benefit Plan of Amarillo Biosciences, Inc. of our report dated March 14, 1999, with respect to the consolidated financial statements of Amarillo Biosciences, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


Dallas, TX                                                    ERNST & YOUNG LLP
April 10, 2000